Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 6

Dated as of August 28, 2013

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 24, 2009, as amended and restated as of February 2, 2011

THIS AMENDMENT NO. 6 (this “Amendment”) is made as of August 28, 2013 by and among Inergy, L.P., a Delaware limited partnership (the “Borrower”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of November 24, 2009, as amended and restated as of February 2, 2011, by and among the Borrower, the lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, pursuant to Section 6.09 of the Credit Agreement, the Borrower has previously requested the Administrative Agent to consent to, and the Administrative Agent has consented to, the change of the Borrower’s fiscal year end from September 30 to December 31 (the “Fiscal Year Change”);

WHEREAS, in connection with the Fiscal Year Change, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement to reflect the Fiscal Year Change;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the Effective Date defined below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is amended to (i) add the proviso “; provided, further, that for the purposes of determining Consolidated EBITDA for any period during which the Borrower or any of its Subsidiaries sells, transfers or otherwise disposes of (including any sale and leaseback of assets) any asset or assets to any Person as permitted hereunder (each, a “Permitted Disposition”), Consolidated EBITDA shall be adjusted in a manner reasonably satisfactory to the Administrative Agent to give effect to the consummation of such Permitted Disposition on a pro forma basis, as if such Permitted Disposition occurred on the first day of such period” to the end of the first sentence thereof and (ii) amend and restate the final paragraph thereof in its entirety to read as follows:

For the avoidance of doubt:

(i) prior to the Merger Date, Consolidated EBITDA shall not include or give effect to the income (or loss) of NRGM and its subsidiaries, except to the extent that any such income has been actually received by the Borrower or any Subsidiary (other than NRGM and its subsidiaries) in the form of NRGM Cash Distributions (as defined below) and, for the avoidance of doubt, the foregoing additions to, and subtractions from, Consolidated EBITDA described in this definition shall not give effect to any items (other than such income so actually received) attributable to NRGM and its subsidiaries. As used herein, “NRGM Cash Distributions” means, for any period, cash dividends or similar cash distributions received from NRGM as distributions on equity interests or incentive distributions; provided that, for each of the first three fiscal quarters beginning with the first fiscal quarter ending on or after the Amendment No. 6 Effective Date during which the Borrower acquires common units of NRGM (regardless, in the case of the first such quarter, whether it is a full fiscal quarter or a partial fiscal quarter), the Borrower may include, solely for purposes of calculating Consolidated EBITDA, the pro forma benefit of Anticipated NRGM Cash Distributions (as defined below) for such period. As used herein, “Anticipated NRGM Cash Distributions” means, for any period, an amount equal to the product of (x) the Annualization Factor multiplied by (y) the aggregate amount of NRGM Cash Distributions actually received by the Borrower since the first date to occur after the Amendment No. 6 Effective Date on which the Borrower acquires common units of NRGM (provided that, solely with respect to such first fiscal quarter, the Borrower shall be deemed to have received the NRGM Cash Distributions paid in respect of the amount of such equity interests and incentive distributions held by the Borrower at the end of such first fiscal quarter as if the Borrower held such equity interests and incentive distributions on the first day of such fiscal quarter);

(ii) prior to the Merger Date, Consolidated EBITDA shall include income from CMLP only to the extent that any such income has been actually received by the Borrower or any Subsidiary (other than CMLP and its subsidiaries and NRGM and its subsidiaries) in the form of CMLP Incentive Distributions (as defined below). As used herein, “CMLP Incentive Distributions” means, for any period, cash dividends or similar cash distributions received from CMLP as general partner interests and incentive distributions received by the Borrower or its Subsidiaries; provided that, for each of the first three fiscal quarters ending on or after the Amendment No. 6 Effective Date (regardless, in the case of the first such quarter, whether it is a full fiscal quarter or a partial fiscal quarter), the Borrower may include, solely for purposes of calculating Consolidated EBITDA, the pro forma benefit of Anticipated CMLP Incentive Distributions (as defined below) for such period. As used herein, “Anticipated CMLP Incentive Distributions” means, for any period, an amount equal to the product of (x) the Annualization Factor multiplied by (y) the aggregate amount of CMLP Incentive Distributions actually received by the Borrower or its Subsidiaries since the Amendment No. 6 Effective Date (provided that, solely with respect to such first fiscal quarter, the Borrower shall be deemed to have received the CMLP Incentive Distributions paid in respect of the amount of such general partner interests and incentive distributions held by the Borrower at the end of such first fiscal quarter as if the Borrower held such general partner interests and incentive distributions on the first day of such fiscal quarter);

(iii) on and after the Top Off Date and prior to the Merger Date, Consolidated EBITDA shall not include or give effect to the income (or loss) of CMLP and its subsidiaries, except to the extent that any such income has been actually received by the

Borrower or any Subsidiary (other than CMLP and its subsidiaries or NRGM and its subsidiaries) in the form of CMLP Cash Distributions (as defined below) and, for the avoidance of doubt, the foregoing additions to, and subtractions from, Consolidated EBITDA described in this definition shall not give effect to any items (other than such income so actually received) attributable to CMLP and its subsidiaries. As used herein, “CMLP Cash Distributions” means, for any period, cash dividends or similar cash distributions received from CMLP as distributions on equity interests (other than any CMLP Incentive Distributions); provided that, for each of the first three fiscal quarters ending on or after the Top Off Date (regardless, in the case of the first such quarter, whether it is a full fiscal quarter or a partial fiscal quarter), the Borrower may include, solely for purposes of calculating Consolidated EBITDA, the pro forma benefit of Anticipated CMLP Cash Distributions (as defined below) for such period. As used herein, “Anticipated CMLP Cash Distributions” means, for any period, an amount equal to the product of (x) Annualization Factor multiplied by (y) the aggregate amount of CMLP Cash Distributions actually received by the Borrower since the Top Off Date (provided that, solely with respect to such first fiscal quarter, the Borrower shall be deemed to have received the CMLP Cash Distributions paid in respect of the amount of such equity interests (other than any CMLP Incentive Distributions) held by the Borrower at the end of such first fiscal quarter as if the Borrower held such equity interests on the first day of such fiscal quarter); and

(iv) on and after the Merger Date, Consolidated EBITDA shall not include or give effect to the income (or loss) of NRGM and its subsidiaries, except to the extent that any such income has been actually received by the Borrower or any Subsidiary in the form of NRGM Combined Cash Distributions (as defined below) and, for the avoidance of doubt, the foregoing additions to, and subtractions from, Consolidated EBITDA described in this definition shall not give effect to any items (other than such income so actually received) attributable to NRGM and its subsidiaries. As used herein, “NRGM Combined Cash Distributions” means, for any period, cash dividends or similar cash distributions received from NRGM as distributions on equity interests or incentive distributions; provided that, for each of the first three fiscal quarters ending on or after the Merger Date (regardless, in the case of the first such quarter, whether it is a full fiscal quarter or a partial fiscal quarter), the Borrower may include, solely for purposes of calculating Consolidated EBITDA, the pro forma benefit of Anticipated NRGM Combined Cash Distributions (as defined below) for such period. As used herein, “Anticipated NRGM Combined Cash Distributions” means, for any period, an amount equal to the sum of (A) an amount equal to the product of (x) the Annualization Factor multiplied by (y) the aggregate amount of NRGM Combined Cash Distributions actually received by the Borrower since the Merger Date (provided that, solely with respect to such first fiscal quarter, the Borrower shall be deemed to have received the NRGM Combined Cash Distributions paid in respect of the amount of such equity interests and incentive distributions held by the Borrower at the end of such first fiscal quarter as if the Borrower held such equity interests and incentive distributions on the first day of such fiscal quarter) plus (B) an amount equal to the product of (x) the Annualization Factor multiplied by (y) the NRGM Incentive Distribution Amount. Notwithstanding the foregoing, and solely with respect to any NRGM units acquired at any time after the first fiscal quarter ending after the Merger Date as permitted under Section 6.04(a)(10), Consolidated EBITDA shall be calculated giving pro forma effect to the anticipated NRGM Combined Cash Distributions in respect of such NRGM units in a manner consistent with this paragraph (iv).

(b) Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Amendment No. 6 Effective Date” means August 28, 2013.

“Annualization Factor” means, with respect to any date:

(a) for the first fiscal quarter ending after such date (whether such fiscal quarter is a full fiscal quarter or a partial fiscal quarter), 4;

(b) for the second fiscal quarter ending after such date, 2; and

(c) for the third fiscal quarter ending after such date, a fraction (expressed as a decimal) equal to 4/3.

“CMLP” means Crestwood Midstream Partners LP, a Delaware limited partnership.

“Fiscal Year” means the 52-week fiscal year of any Person ending December 31 of each calendar year.

“Merger Date” means the date on which the CMLP Acquisition is consummated, as such term is defined in that certain Consent, Amendment and Waiver No. 5 to Amended and Restated Credit Agreement of the Borrower dated as of May 23, 2013 among the Borrower, the Administrative Agent and the Lenders party thereto.

“NRGM Incentive Distribution Amount” means an amount equal to the product of (x) the total number of NRGM units outstanding immediately after the Merger Date, multiplied by (y) the total incentive distributions made by NRGM in the fiscal quarter ending immediately prior to the Merger Date, divided by (z) the total number of NRGM units outstanding as of the last day of the fiscal quarter ending immediately prior to the Merger Date.

“Top Off Date” means the date on which the transactions set forth in Section 1.02(a) or 1.02(b) of that certain Follow-On Contribution Agreement dated as of May 5, 2013 among Crestwood Gas Services Holdings LLC, a Delaware limited liability company, Crestwood Holdings LLC, a Delaware limited liability company, the Borrower and Inergy GP are consummated.

(c) Section 3.17 of the Credit Agreement is amended and restated in its entirety to read as follows:

SECTION 3.17. Fiscal Year. The Fiscal Year of each Credit Party begins on January 1 and ends on December 31 of each calendar year.

(d) Section 5.01(d) of the Credit Agreement is amended to delete the phrase “November 30 of the applicable” appearing therein and to replace such phrase with the phrase “sixty (60) days after the end of each”.

(e) Section 6.04(a) of the Credit Agreement is amended to (i) change existing clause (10) thereof to a new clause (11) thereof and (ii) add the following as a new clause (10) thereof:

(10) investments in NRGM units acquired after the Merger Date by the Borrower or any Subsidiary (other than NRGM and its subsidiaries) (i) as consideration for any Permitted NRGM Dropdown or (ii) pursuant to a contribution or other distribution made to the Borrower or any such Subsidiary

2. Conditions of Effectiveness. This Amendment shall become effective on the date that each of the following conditions is met (the “Effective Date”):

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

(b) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees and expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(b) The representations and warranties of the Borrower set forth in the Credit Agreement as amended hereby are true and correct on and as of the date hereof in all material respects (other than those representations and warranties already qualified by materiality or material adverse effect, such representations and warranties to be accurate in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects (other than those representations and warranties already qualified by materiality or material adverse effect, such representations and warranties to be accurate in all respects).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Credit Document shall mean and be a reference to the Credit Agreement as modified hereby.

(b) Each Credit Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Credit Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) Upon the effectiveness hereof, this Amendment shall be a Credit Document for all purposes.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

INERGY, L.P., as the Borrower

By:	INERGY GP, LLC,
its general partner

By
	Name:	Michael J. Campbell
	Title:	SVP-CFO

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:
Name: Kenneth J. Fatur
Title: Managing Director

Name of Lender:

Wells Fargo Bank, N.A.

By
	Name:	Andrew Ostrov
	Title:	Director

Name of Lender:

BARCLAYS BANK PLC

By
	Name:	Sreedhar R. Kona
	Title:	Vice President

Name of Lender:

Credit Suisse AG, Cayman Islands Branch

By
	Name:	MIKHAIL FAYBUSOVICH
	Title:	AUTHORIZED SIGNATORY

For any Lender requiring a second signature line:

By
	Name:	Jean-Mare Vauclair
	Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A.

By
	Name:	William Jones
	Title:	Authorized Signatory

Name of Lender:

Citibank, N.A.

By
	Name:	Todd Mogil
	Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

FIFTH THIRD BANK

By
	Name:	Richard Butler
	Title:	Senior Vice President

Name of Lender:

COMERICA BANK

By
	Name:	Jeff Treadway
	Title:	Vice President

ROYAL BANK OF CANADA

By
	Name:	Jason S. York
	Title:	Authorized Signatory

Name of Lender:

Bank of Tokyo-Mitsubishi UFJ, Ltd.

By
	Name:	Maria Ferradas
	Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

The Royal Bank of Scotland plc, as a Lender

By
	Name:	Sanjay Remond
	Title:	Authorised Signatory

Name of Lender:

PNC BANK, NATIONAL ASSOCIATION

By
	Name:	David B. Mitchell
	Title:	Executive Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Name of Lender:

BOKF, NA

By
	Name:	J. Nick Cooper
	Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Name of Lender:

RAYMOND JAMES BANK, N.A.

By
	Name:	Scott G. Axelrod
	Title:	Vice President

Name of Lender:

BRANCH BANKING AND TRUST COMPANY

By
	Name:	James Giordano
	Title:	Vice President

Name of Lender:

The Private Bank and Trust Company

By
	Name:	Zach Strube
	Title:	Commercial Banking Officer

U.S. BANK NATIONAL ASSOCIATION, as Lender

By
	Name:	Jonathan H. Lee
	Title:	Vice President

Name of Lender:

Bank Midwest, a division of NBH Bank, N.A.

By
	Name:	Tyson Blau
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 6 to

Amended and Restated Credit Agreement

Inergy, L.P.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 6 to the Amended and Restated Credit Agreement dated as of November 24, 2009, as amended and restated as of February 2, 2011 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Inergy, L.P., the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 6 is dated as of August 28, 2013 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Credit Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Credit Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: August 28, 2013

[Signature Page Follows]

L & L TRANSPORTAION, LLC		STELLAR PROPANE SERVICE, LLC

By:		By:
Name:	Michael J. Campbell	Name:	Michael J. Campbell
Title:	SVP - CFO	Title:	SVP - CFO

INERGY TRANSPORTAION, LLC		INERGY SALES & SERVICE, INC.

By:		By:
Name:	Michael J. Campbell	Name:	Michael J. Campbell
Title:	SVP - CFO	Title:	SVP - CFO

INERGY FINANCE CORP.		INERGY PARTNERS, LLC

By:		By:
Name:	Michael J. Campbell	Name:	Michael J. Campbell
Title:	SVP - CFO	Title:	SVP - CFO

TRES PALACIOS GAS STORAGE LLC		IPCH ACQUISITION CORP.

By:		By:
Name:	Michael J. Campbell	Name:	Michael J. Campbell
Title:	SVP - CFO	Title:	SVP - CFO

NRGM GP, LLC		TRES PALACIOS MIDSTREAM, LLC

By:		By:
Name:	Michael J. Campbell	Name:	Michael J. Campbell
Title:	SVP - CFO	Title:	SVP - CFO

MGP GP, LLC		INERGY MIDSTREAM HOLDINGS, LP

By:		By:
Name:	Michael J. Campbell	Name:	Michael J. Campbell
Title:	SVP - CFO	Title:	SVP - CFO

Signature Page to Consent and Reaffirmation to Amendment No. 6 to

Amended and Restated Credit Agreement

Inergy, L.P.